UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2014

RAPTOR PHARMACEUTICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Hamilton Landing, Suite 160

Novato, California 94949

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 408-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of February 25, 2014, the Board of Directors of Raptor Pharmaceutical Corp. (the “Company”) amended and restated the Company’s Bylaws (the “Amended Bylaws”) to (i) amend its quorum requirement in regards to meetings of its stockholders and (ii) adopt a majority vote standard in uncontested director elections, in each case, as described more particularly below.

Quorum Requirement

Article III, Section 8 of the Company’s Bylaws was amended to change the number of outstanding shares of stock needed to constitute a quorum for purposes of stockholders’ meetings, except where otherwise provided by statute or by the Company’s certificate of incorporation or by the Bylaws, from one-third of all outstanding shares of stock present, in person, by remote communication, or by proxy, to a majority of all outstanding shares of stock present, in person, by remote communication, or by proxy.

Majority Vote Standard

A new Section 9 was added to Article III of the Bylaws to provide for a majority vote standard in uncontested director elections. The amendment requires that, in respect of uncontested elections, each director shall be elected by the affirmative vote of the majority of the votes cast with respect to such election. The amendment further provides that, in the event one or more directors fails to receive the affirmative vote of a majority of votes cast in an uncontested election, such director shall promptly tender his or her irrevocable resignation to the Board of Directors. The Board of Directors then shall act on the resignation, taking into account the recommendation of the Company’s Corporate Governance and Nominating Committee, if applicable, and within ninety days after the date of certification of the election results, the Board of Directors shall disclose its decision and the rationale regarding whether to accept the resignation (or the reasons for rejecting the resignation, if applicable) in a press release, a filing with the Securities and Exchange Commission or by other public announcement. If an incumbent director fails to receive the required vote for re-election in an uncontested election and such director’s resignation is not accepted by the Board of Directors, such director will continue to serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal.

The Amended Bylaws retain a plurality vote in the event of a contested election, or an election in which the number of nominees exceeds the number of directors to be elected at such election.

The Bylaws previously provided for a plurality vote standard for all director elections.

The foregoing description of the amendments to the Company’s Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

3.1	Amended and Restated Bylaws of Raptor Pharmaceutical Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2014	RAPTOR PHARMACEUTICAL CORP.

	By:	/s/ Georgia Erbez
	Name:	Georgia Erbez
	Title:	Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Exhibit Description

3.1	Amended and Restated Bylaws of Raptor Pharmaceutical Corp.